Impairment of Long-Lived Assets and Other Lease Charges	12 Months Ended
Jan. 03, 2021
Restructuring and Related Activities [Abstract]
Impairment of Long-Lived Assets and Other Lease Charges	Impairment of Long-Lived Assets and Other Lease ChargesThe Company reviews its long-lived assets, principally property and equipment and lease ROU assets, for impairment at the restaurant level. The Company has elected to exclude operating lease payments and liabilities from future cash flows and carrying values, respectively, in its impairment review. In addition to considering management's plans, known regulatory or governmental actions and damage due to acts of God (hurricanes, tornadoes, etc.), the Company considers a triggering event to have occurred related to a specific restaurant if the restaurant's cash flows, exclusive of operating lease payments, for the last twelve months are less than a minimum threshold or if consistent levels of cash flows for the remaining lease period are less than the carrying value of the restaurant's assets. If an indicator of impairment exists for any of its assets, an estimate of undiscounted future cash flows, exclusive of operating lease payments, over the life of the primary asset for each restaurant is compared to that long-lived asset group's carrying value, excluding operating lease liabilities. If the carrying value is greater than the undiscounted cash flow, the Company then determines the fair value of the asset and if an asset is determined to be impaired, the loss is measured by the excess of the carrying amount of the asset over its fair value. There is uncertainty in the projected undiscounted future cash flows used in the Company's impairment review analysis. If actual performance does not achieve the projections, the Company may recognize impairment charges in future periods, and such charges could be material. Prior to the adoption of ASC 842 on December 31, 2018, for closed restaurant locations, the Company reviewed the future minimum lease payments and related ancillary costs from the date of the restaurant closure to the end of the remaining lease term and recorded a lease charge for the lease liabilities to be incurred, net of any estimated sublease recoveries.
A summary of impairment on long-lived assets and other lease charges (recoveries) is as follows:

	Year Ended
	January 3, 2021	December 29, 2019	December 30, 2018
Impairment of long-lived assets	$7,318	$775	$13,094
Other lease charges (recoveries)	705	(760)	493
	$8,023	$15	$13,587
In December 2018, based on a restaurant portfolio examination, the Company closed 14 Pollo Tropical restaurants. Additionally, the Company closed one Pollo Tropical restaurant in the first quarter of 2020 as a result of a lease termination, one Pollo Tropical restaurant as the result of the sale of a property and two Pollo Tropical restaurants as a result of a limited restaurant portfolio review in the third quarter of 2020.
Impairment charges in 2020, which also included right-of-use asset impairment, were related primarily to three underperforming Pollo Tropical restaurants, two of which were closed in the third quarter of 2020, for which continued sales declines coupled with the impact of expected sales declines resulted in a decrease in the estimated future cash flows. Additionally, impairment charges consisted of the write-down of saucing islands and self-service soda machines that were removed from Pollo Tropical dining rooms as a result of COVID-19 and the write-down of assets held for sale to their fair value less costs to sell. Other lease charges in 2020 related primarily to lease termination charges of $0.9 million for Pollo Tropical restaurant locations the Company decided not to develop, net of a gain from lease terminations of $(0.2) million.
Impairment charges in 2019, which also included right-of-use asset impairment, were related primarily to previously closed Pollo Tropical restaurants. Net lease charge recoveries in 2019 were related primarily to lease terminations for previously closed restaurants.
Impairment charges in 2018 were related primarily to 14 Pollo Tropical restaurants that were closed in 2018, two of which were initially impaired in 2017, and one Pollo Topical restaurant the Company continued to operate. Other lease charges, net of recoveries, in 2018 were related primarily to restaurants that were closed in 2018 as well as previously closed restaurants.
The Company determined the fair value of restaurant equipment, for those restaurants reviewed for impairment, based on current economic conditions, the Company's history of using these assets in the operation of its business and the Company's expectation of how a market participant would value the assets. In addition, for those restaurants reviewed for impairment where the Company owns the land and building, the Company utilized third-party information such as a broker quoted value to determine the fair value of the property. The Company also utilized discounted future cash flows to determine the fair value of assets for certain leased restaurants with positive discounted projected future cash flows. The Company utilized current market lease rent and discount rates to determine the fair value of right-of-use lease assets. These fair value asset measurements rely on significant unobservable inputs and are considered Level 3 in the fair value hierarchy. The Level 3 assets measured at fair value associated with impairment charges recorded during the twelve months ended January 3, 2021, and December 29, 2019, totaled $2.2 million and less than $0.1 million, respectively.